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                                                                   EXHIBIT 10.28


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

          SEVENTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND
                        AMENDMENT TO SECURITY AGREEMENT


         This SEVENTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT (this "AMENDMENT") is dated as of February 25, 2002 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation (the "COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS") and solely for the purposes of Sections 2 and 3(a), the Subsidiary Guarantors, and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among the Borrowers, the Lenders, the Administrative Agent and Mellon Bank, N.A., as the Documentation Agent, as amended as of June 26, 1998, as of March 10, 1999, as of June 30, 1999, as of May 31, 2000, August 8, 2001 and February 4, 2002 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT"), that certain Limited Waiver dated as of February 4, 2002, among Borrowers, Administrative Agent and the Lenders (the "WAIVER") and that certain Security Agreement dated as of February 4, 2002, among Company, Subsidiary Guarantors and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrowers have requested an extension of the date by which the Company must deliver certain monthly financial statements pursuant to subsection 1(b)(ii) of the Waiver and the Lenders have agreed to extend the time for such delivery for a limited period on the terms and conditions set forth herein; and

         WHEREAS, Lenders have agreed to permit certain Letters of Credit to expire later than the Maturity Date, on the terms and conditions set forth herein, including that Borrowers shall, on or before the Maturity Date, either cause all such Letters of Credit to be replaced, cash collateralized in an amount equal to 105% of the aggregate face amount thereof or supported by the issuance to the Issuing Lender of a back-to-back letter of credit issued by a financial institution acceptable to such Issuing Lender.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                 LIMITED WAIVER

1.1      Waiver of Compliance with Waiver Covenants.


         A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrowers herein contained, Lenders hereby waive the



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requirement set forth in subsection 1(b)(ii) of the Waiver to deliver financial statements for the calendar month ending January 31, 2002 on or before February 25, 2002 and for the calendar month ending February 28, 2002, on or before March 25, 2002; provided, that such financial statements are delivered as soon as possible and in any event (i) in the case of the financial statements for the month ending January 31, 2002, no later than March 1, 2002 and (ii) in the case of the financial statements for the month ending February 28, 2002, no later than March 30, 2002.

         B.   Without limiting the generality of the provisions of subsection
10.6 of the Credit Agreement, the waivers set forth herein shall be limited precisely as written and such waivers relate solely to the noncompliance by Borrowers with the provisions of Section 1(b)(ii) of the Waiver in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i)
Section 1(b)(ii) of the Waiver in any other instance or (ii) any other term, provision or condition of the Waiver, the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of Section 1(b)(ii) of the Waiver or otherwise) or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Waiver or the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Waiver shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


SECTION 2.        AMENDMENTS TO THE CREDIT AGREEMENT AND THE SECURITY AGREEMENT

2.1      Amendments to Section 3:  Letters of Credit.


         A. Section 3.1A(iii) of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:

                  "; provided, further, that any Issuing Lender may, before the Maturity Date, elect to (x) extend a Standby Letter of Credit or such Letter of Credit may be automatically extended for an additional period not to exceed one year, even if such extension results in such Standby Letter of Credit having an expiration date later than the Maturity Date or (y) replace any existing Standby Letter of Credit with a Letter of Credit having an expiration date within one year after the Maturity Date, with a face amount not exceeding the face amount of such Letter of Credit and otherwise having substantially similar terms to the Letter of Credit being replaced"

         B. Subsection 3.1 of the Credit Agreement is hereby further amended by adding thereto the following new subsection 3.1D:

                  "D. AGREEMENT TO CASH COLLATERALIZE UNEXPIRED LETTERS OF CREDIT FOLLOWING AN EVENT OF DEFAULT OR ON MATURITY DATE. Upon the Maturity Date or following the occurrence and continuation of an Event of Default, Company


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                  agrees to (i) secure a replacement letter of credit in order to permit the cancellation of any unexpired Letter of Credit,
                  (ii) provide one or more standby letters of credit in form, amount and substance satisfactory to the applicable Issuing Lender and issued by a financial institution satisfactory to the Issuing Lender in its absolute discretion, supporting the payment obligations of the Issuing Lender under any unexpired Letter of Credit or (iii) provide cash collateral in an amount equal to 105% of the face amount of such unexpired Letter of Credit and pursuant to arrangements satisfactory to such Issuing Lender."

2.2      Amendments to Section 8:  Events of Default.

         A. Section 8 of the Credit Agreement is hereby amended by (i) deleting the ";" at the end of subsection 8.13 thereof and substituting therefor "; or" and (ii) adding the following new subsection 8.14:

                  "8.14    FAILURE TO COLLATERALIZE LETTERS OF CREDIT.

                  Failure by the Company to perform or comply with any term or condition contained in subsection 3.1D of this Agreement;"

2.3      Acknowledgment.

         For the purposes of clarification, Borrowers hereby acknowledge and agree that the reference in Section 1(a) of the Waiver to the aggregate principal amount of Indebtedness under the Credit Agreement at any time outstanding shall be deemed to include the undrawn amount of any Letter of Credit.

2.4      Amendment to Security Agreement and Acknowledgment of Grantors.

         A. Section 2(a) of the Security Agreement is hereby amended by deleting it in its entirety and substituting therefore the following:

                  "(a) (i) with respect to the Company, (x) all obligations and liabilities of every nature of the Company hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents with respect to any Loans made or Letters of Credit issued on or after the date hereof (but excluding any continuations or conversions of Loans outstanding on the date hereof) and any other obligations or liabilities arising out of or in connection with the Credit Agreement on or after the date hereof and (y) all obligations and liabilities of every nature of the Company existing under or arising out of or in connection with any Letter of Credit having an expiry date after the Maturity Date and (ii) with respect to each Subsidiary Grantor and Additional Grantor, (x) all obligations and liabilities of every nature of such Grantors hereafter existing under or arising out of or in connection with the Subsidiary Guaranty with respect to any Loans made or Letters of Credit issued on or after the date hereof (but excluding any continuations or conversions of Loans outstanding on the date hereof) and any other obligations or liabilities arising out of or in connection with the Credit Agreement on or after the date hereof and (y) all obligations


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                  and liabilities of every nature of such Grantors existing
                  under or arising out of or in connection with the Subsidiary Guaranty with respect to any Letter of Credit having an expiry date after the Maturity Date (collectively, the "CREDIT AGREEMENT OBLIGATIONS"); and"

         B. Each Grantor hereby affirms its grant of a security interest pursuant to Section 2 of the Security Agreement to secure the Secured Obligations and to the extent that such obligations are not secured by the Security Agreement as in effect prior to the date hereof, hereby grants a security interest on the terms set forth in Section 2 of the Security Agreement to secure the Credit Agreement Obligations (as such term is amended hereby) and the Secured Obligations.

SECTION 3. LOAN PARTIES' REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Lenders that the following statements are true, correct and complete:

                  (a) Power and Authority. Each Loan Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by this Amendment.

                  (b) Authorization of Amendment. The execution and delivery of this Amendment and the performance of the Loan Parties hereunder has been duly authorized by all necessary action on the part of each Loan Party.

                  (c) No Conflict. The execution and delivery of this Amendment by each Loan Party and the performance by such Loan Party of this Amendment and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Loan Parties or any of their respective Subsidiaries, the Organizational Documents of the Loan Parties or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any of the Loan Parties or any of their respective Subsidiaries,
         (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract, indenture, agreement or other instrument or document to which any Loan Party or any of its Subsidiaries is a party or by which the properties or assets of such Loan Party or its Subsidiaries are bound, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contract of any Loan Party or any of its Subsidiaries.

                  (d) Governmental Consents. The execution and delivery of this Amendment by each Loan Party and the performance by such Loan Party of this Amendment does not and will not require any registration with, consent or approval of, or notice to, or other


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         action to, with or by, any federal, state or other governmental authority or regulatory body.

                  (e) Binding Obligation. This Amendment is the legally valid and binding obligation of each Loan Party enforceable against each such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and general principles of equity.

                  (f) Incorporation of Representations and Warranties. The representations and warranties contained in the Loan Documents are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (g) Absence of Default. After giving effect to this Amendment and the Limited Waiver, no Potential Event of Default or Event of Default exists.


SECTION 4. ACKNOWLEDGMENT AND CONSENT

         Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to or modifications of or standstill agreements with respect to the Credit Agreement.

SECTION 5. ACKNOWLEDGMENT OF LENDERS

         Upon the execution and delivery of a counterpart of this Agreement by each Lender and satisfaction of the other conditions to effectiveness hereof, it is hereby acknowledged and agreed that the letter of credit number S853857, originally issued by Mellon Bank, N.A. in favor of Hartford Fire Insurance Company which is in the face amount of $1,500,000 and which has been automatically extended to have an expiration date of July 25, 2002 is a Letter of Credit for all purposes under the Loan Documents and shall be deemed to be issued and outstanding under the Credit Agreement.

SECTION 6. MISCELLANEOUS

                  (a) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                           (i) On and after the date hereof, each reference in
                  the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like


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                  import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                           (ii) Except as specifically amended by this
                  Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (iii) The execution, delivery and performance of this
                  Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  (b) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (c) Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (d) Counterparts; Effectiveness; Facsimile Signature Pages. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, Wolverine Canada, each Subsidiary Guarantor and Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof; provided, that
         Section 2 hereof shall not become effective until each Lender -------- shall have executed a counterpart hereof and Company and Administrative Agent have received written or telephonic notification of such execution and authorization of delivery thereof; provided, further, that Section 2.4 hereof shall not become effective until Company and each Grantor shall have executed a counterpart hereof and Company and Administrative Agent have received written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:                WOLVERINE TUBE, INC.,
                          a Delaware corporation


                          By:  /s/ James E. Deason
                          Name:  James E. Deason
                          Title: Executive Vice President, Chief Financial Officer and Secretary


                          WOLVERINE TUBE (CANADA) INC.,
                          an Ontario corporation


                          By:  /s/ James E. Deason
                          Name:  James E. Deason
                          Title:  Secretary, Treasurer and Executive Vice
                          President



SUBSIDIARY GUARANTORS:    TUBE FORMING L.P.,
                          a Delaware limited partnership


                          By: WOLVERINE TUBE, INC.


                              By:  /s/ James E. Deason
                              Name:  James E. Deason
                              Title: Executive Vice President, Chief Financial Officer and Secretary


                          SMALL TUBE MANUFACTURING CORP.,
                          a Delaware corporation


                          By:  /s/ James E. Deason
                          Name:  James E. Deason
                          Title:  Vice President and Treasurer


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                          WOLVERINE FINANCE COMPANY,
                          a Tennessee corporation


                          By:  /s/ James E. Deason
                          Name:  James E. Deason
                          Title:  Vice President and Treasurer


                          WOLVERINE JOINING TECHNOLOGIES, INC.
                          a Delaware corporation


                          By:  /s/ James E. Deason
                          Name:   James E. Deason
                          Title:  Vice President and Treasurer



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LENDERS:
                           CREDIT SUISSE FIRST BOSTON,
                           individually in its capacity as a Lender and in its capacity as Administrative Agent


                           By:  /s/ Didier Siffer
                              -----------------------------------------
                           Name:  Didier Siffer
                           Title: Director


                           By:    /s/ Michael Criscito
                              -----------------------------------------
                           Name:   Michael Criscito
                           Title:  Director


                           MELLON BANK, N.A.,


                           By:    /s/ John R. Cooper
                              -----------------------------------------
                           Name:    John R. Cooper
                           Title:   Vice President


                           CREDIT LYONNAIS NEW YORK BRANCH,
                           as a Lender


                           By:  /s/ Attila Koc
                              -----------------------------------------
                           Name:   Attila Koc
                           Title:  Senior Vice President


                           BANK OF AMERICA, N.A.,
                           f/k/a/ Bank of America National Trust and Savings Association, (successor by merger to Bank of America Illinois), successor by merger to Bank of America, N.A., f/k/a/ NationsBank, N.A., (successor by merger to NationsBank, N.A. (South)), as a Lender


                           By:  /s/ Michael J. McKenney
                              -----------------------------------------
                           Name:  Michael J. McKenney
                           Title: Managing Director




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                           THE BANK OF NOVA SCOTIA,
                           as a Lender


                           By:  /s/ William J. Brown
                              -----------------------------------------
                           Name:  William J. Brown
                           Title: Managing Director


                           FIRST UNION NATIONAL BANK,
                           as a Lender


                           By:  /s/ John Anderson
                              -----------------------------------------
                           Name:  John Anderson
                           Title: V.P


                           SUNTRUST BANK,
                           (successor in interest to SunTrust Bank, Nashville, N.A.), as a Lender


                           By:  /s/ James M. Sloan
                              -----------------------------------------
                           Name:  James M. Sloan
                           Title: Vice President


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